Income Taxes	12 Months Ended
Dec. 31, 2025
ColdQuanta, Inc. dba Infleqtion [Member]
Income Tax Disclosure [Line Items]
Income Taxes
16. Income Taxes
In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances the transparency of income tax disclosures by requiring additional disaggregation in the effective tax rate reconciliation and disclosures of income taxes paid by jurisdiction. The guidance does not change the recognition or measurement of income taxes. The Company adopted ASU 2023-09 effective January 1, 2025, on a prospective basis. The adoption impacted the Company’s income tax disclosures but did not have a material impact on its consolidated financial statements.
On July 4, 2025, the U.S. H.R.1, an act to provide for reconciliation pursuant to title II of H. Con. Res. 14. (the “OBBBA”) was enacted. The OBBBA introduces multiple tax law and other legislative changes, including modifications to income tax provisions such as existing 21% corporate income tax rate made permanent, domestic research and development expenses, the restoration of 100% bonus depreciation, changes to Section 163(j) interest limitations and U.S. taxation of international earnings; the repeal or acceleration of the sunset of certain tax credits under the 2022 Inflation Reduction Act and elimination of certain penalties for violations of certain regulatory credit programs. We have recognized the effects of the OBBBA provisions in our financial results to the extent they are applicable to the year ended December 31, 2025.
The following table sets forth loss before taxes and the expense (benefit) for income taxes:

	Years Ended December 31,
	2025	2024
Loss before income taxes:
U.S.	$(30,426)	$(52,256)
Foreign	(1,369)	(1,508)
Total loss before income taxes	$(31,795)	$(53,764)
Current income tax expense (benefit):
Federal	—	(2)
State	—	—
Foreign	—	—
Total current income tax expense (benefit)	$—	$(2)
Deferred income tax expense (benefit):
Federal	—	—
State	—	—
Foreign	—	—
Total deferred income tax expense (benefit)	$—	$—

Income tax expense (benefit)
Federal	$—	$(2)
State	—	—
Foreign	—	—
Total income tax expense (benefit)	$—	$(2)
Income taxes paid (net of refunds received) were immaterial for federal, state, and foreign jurisdictions for the years ended December 31, 2025 and 2024.
Upon adoption of ASU
2023-09,
Improvements to Income Tax Disclosures, the reconciliation of taxes at the federal statutory rate to our provision for (benefit from) income taxes for the year ended December 31, 2025 was as follows:

	Years Ended December 31,
	2025	2025 Effective Tax Rate	2024	2024 Effective Tax Rate
U.S. federal statutory income tax	$(6,677)	21.00%	$(11,290)	21.00%
State and local income taxes 1	(38)	0.12%	(110)	0.21%
Foreign tax effects	284	-0.89%	(55)	0.10%
Non-deductible expenses	232	-0.74%	123	-0.23%
Change in valuation allowance (Federal and State)	6,077	-19.11%	10,323	-19.20%
Return to provision adjustment	32	-0.10%	252	-0.47%
Rate difference	61	-0.19%	675	-1.26%
Others	29	-0.09%	80	-0.15%

Total tax (benefit) expense	$—	0.00%	$(2)	0.00%

1	The states and local jurisdictions that contribute to the majority (greater than 50%) of the tax effect in this category include Colorado, Florida, Illinois and Wisconsin.

	Year Ended December 31,
	2025	Effective Tax Rate
Foreign tax effects
United Kingdom
Statutory tax rate difference between United Kingdom and United States	(65)	0.21%
Changes in Valuation Allowance	400	-1.26%
Australia
Statutory tax rate difference between Australia and United States	9	-0.03%
Changes in Valuation Allowance	(60)	0.19%

Total tax (benefit) expense—foreign tax effects	$284	-0.89%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$26,732	$21,930
Capitalized §174 R&D expense	17,031	13,983
Stock-based compensation expense	1,011	817
Research and development credits	391	391
Operating lease ROU liability	471	182
Plant, Property, & Equipment	315	104
Other	223	259

Total deferred tax assets	46,174	37,666
Valuation allowance	(45,713)	(37,646)

Total deferred tax assets net of valuation allowance	$$461	$20

Deferred tax liabilities:
Operating lease ROU asset	(417)	—
Other	(14)	(20)

Unrealized Gain—OCI	(30)	—

Total deferred tax liabilities	$(461)	$(20)

Net deferred tax assets	$—	$—

Temporary differences giving rise to deferred tax assets consisted primarily of U.S. federal and state net operating loss carryforwards and U.S. federal research and development tax credit carryforwards. As of December 31, 2025 and 2024, the Company has U.S. federal net operating loss carryforwards of $117.4 million and $104.0 million, respectively, all of which can be carried forward indefinitely. As of December 31, 2025 and December 31, 2024, the Company has U.S. federal research and development tax credit carryforwards of $0.4 million which will begin to expire in 2034. The Company has various state net operating loss carryforwards. The determination of state net operating losses depends on apportionment percentages. State tax laws can change from year to year and impact the amount of such carryforwards.

Future realization of the tax benefits of existing temporary differences and carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2025, the Company performed an evaluation to determine whether a valuation allowance was needed. Based on the Company’s analysis, which considered all available evidence, both positive and negative, the Company determined that it is not more likely than not that its net deferred tax assets will be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2025. The valuation allowance increased by $6.1 million in 2025 primarily due to current year operating losses.
In general, under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (or the Code), a corporation that undergoes an “ownership change,” generally defined as a greater than 50% change by value in its equity ownership over a three-year period, is subject to limitations on its ability to utilize its pre-change
net operating losses (“NOLs”) and its research and development credit carryforwards to offset future taxable income. The Company’s existing NOLs and research and development credit carryforwards may be subject to limitations arising from previous ownership changes. If the Company undergoes, or is deemed to have previously undergone, an ownership change, the Company’s ability to utilize NOLs and research and development credit carryforwards could be limited (perhaps substantially) by Sections 382 and 383 of the Code. Additionally, future changes in the Company’s stock ownership, some of which might be beyond the Company’s control, could result in an ownership change under Section 382 of the Code. For these reasons, in the event the Company experiences or is deemed to have experienced an “ownership change” for these purposes, the Company may not be able to utilize a material or even a substantial portion of the NOLs and research and development credit carryforwards, even if the Company attains profitability. The Company has not completed a Code Section 382 analysis regarding any limitation on its NOLs carryforwards. As of December 31, 2025 and December 31, 2024, the Company has U.K. net operating loss carryforward of $7.8 million and $6.2 million respectively. The net operating loss can be carried forward indefinitely.
To the extent penalties and interest would be assessed on any underpayment of income tax, the Company’s policy is that such amounts would be accrued and classified as a component of income tax expense in the consolidated financial statements. For the year ended December 31, 2025, there were no amounts recognized relating to interest and penalties, nor were there any uncertain income tax positions.
The Company files U.S federal and state income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending federal or state income tax examinations. As a result of the Company’s net operating loss carryforwards, the Company’s federal and state statutes of limitations remain open for all years until the net operating loss carryforwards are utilized or expire prior to utilization.
The transition tax in the Tax Act imposed a tax on undistributed and previously untaxed foreign earnings at various tax rates. This tax largely eliminated the differences between the financial reporting and income tax basis of foreign undistributed earnings. Furthermore, as of December 31, 2025, foreign withholding taxes have not been provided on unremitted earnings of subsidiaries operating outside of the U.S. as these amounts are considered to be indefinitely reinvested.
The Company accounts for the tax effects of global intangible low-taxed
income (“GILTI”) as a component of income tax expense in the period the tax arises, to the extent applicable. The U.S. Treasury Department issued final regulations in July 2020 concerning global intangible low income, commonly referred to as GILTI tax and introduced by the Tax Act of 2017. The GILTI provisions impose a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. The final tax regulations allow income to be excluded from GILTI tax that are subject to an effective tax rate higher than 90 percent of the U.S. tax rate. An accounting policy choice is allowed to either treat taxes due on future U.S. inclusions related to GILTI in taxable income as a current-period expense when incurred (the “period cost method”) or factor such amounts into the measurement of deferred taxes (the “deferred method”). The calculation of the deferred balance with respect to the new GILTI tax provisions will depend, in part, on analyzing global income to determine whether future U.S. inclusions in taxable income are expected related to GILTI and, if so, what the impact is expected to be. The Company’s accounting policy election is to treat the taxes due on future U.S. inclusions in taxable income under GILTI as a period cost when incurred. Therefore, it has not recorded deferred taxes related to GILTI on the Company’s foreign subsidiary.